CONSENT AND FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Consent and Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 30th day of June, 2017, by and between (i) SILICON VALLEY BANK (“Bank”) and (ii) WORKIVA INC., a Delaware corporation (f/k/a Workiva LLC, “Workiva”) and WORKIVA INTERNATIONAL LLC, a Delaware limited liability company (“International”, and together with Workiva, each and together, jointly and severally, “Borrower”) whose address is 55 West Monroe Street, Suite 3490, Chicago, Illinois 60603.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 22, 2014, as affected by a First Amendment to Loan and Security Agreement, dated as of October 16, 2014, as further affected by a Second Amendment to Loan and Security Agreement dated as of November 25, 2014, as further affected by a Third Amendment to Loan and Security Agreement dated as of February 26, 2015, and as further affected by a Consent and Fourth Amendment to Loan and Security Agreement dated April 5, 2016 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 3.2 (Conditions Precedent to all Credit Extensions).
Subsections (a) and (b) of Section 3.2 are amended in their entirety and replaced with the following:

“(a) timely receipt of the Credit Extension request and any materials and documents required by Section 3.4;

(b) the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the proposed Credit Extension and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and”

2.2 Section 3.4 (Procedures for Borrowing). Section 3.4 is amended in its entirety and replaced with the following:

“3.4 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance (other than Advances under Sections 2.2.2) set forth in this Agreement, to obtain an Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail by 2:00 p.m. Eastern time on the Funding Date of the Advance. Such notice shall be made by Borrower through Bank’s online banking program, provided, however, if Borrower is not utilizing Bank’s online banking program, then such notice shall be in a written format acceptable to Bank that is executed by an Authorized Signer. As to any Authorized Signer providing such notices and requesting Advances, Bank shall rely on the Borrower’s Borrowing Resolution last delivered to Bank by Borrower. In connection with any such notification, Borrower must promptly deliver to Bank by electronic mail or through Bank’s online banking program such reports and information as Bank may request in its sole discretion. Bank shall credit proceeds of an Advance to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.”

2.3 Section 6.2 (Financial Statements, Reports, Certificates). Subsection (a) of Section 6.2 is amended in its entirety and replaced with the following:

“(a) a Borrowing Base Report (and any schedules related thereto and including any other information requested by Bank with respect to Borrower’s Accounts, including,

without limitation, details of Annualized Customer Retention Rate, Borrowing Base, Quarterly Churn and Recurring Revenue) (i) with each request for an Advance, and (ii) within forty-five (45) days after the end of each fiscal quarter (thirty (30) days after the end of each month when there are Credit Extensions outstanding);”

2.4 Section 6.2(k) (Financial Statements, Reports, Certificates). The following new subsection (k) is hereby inserted in Section 6.2 immediately following subsection (j) thereof:

“(k) within ten (10) days after the end of each fiscal quarter, account statements from Bankers Trust as of the end of each month in the immediately preceding fiscal quarter in respect of the Controlled Cash Collateral Account and all other Collateral Accounts in the name of the Borrower maintained at Bankers Trust.”

2.5 Section 6.3 (Accounts Receivable). Subsection (c) of Section 6.3 is amended in its entirety and replaced with the following:

“(c) Collection of Accounts. Borrower shall have the right to collect all Accounts unless and until a Default or an Event of Default has occurred and is continuing. Borrower shall direct Account Debtors to deliver or transmit all proceeds of Accounts into a lockbox account, or such other “blocked account” subject to a Control Agreement in form and substance reasonably satisfactory to Bank, including, without limitation, the Deposit Accounts subject to the Bankers Trust DACA (such accounts, the “Controlled Cash Collateral Account”). Whether or not an Event of Default has occurred and is continuing, Borrower shall deliver all payments on and proceeds of Accounts to the Controlled Cash Collateral Account. Borrower shall maintain at all times a “blocked account” at Bank (the “SVB Cash Collateral Account”). Following the occurrence and continuance of an Event of Default, Bank shall have the right to apply the funds in the Controlled Cash Collateral Account or the SVB Cash Collateral Account pursuant to Section 9.4. Borrower hereby authorizes Bank to transfer to the SVB Cash Collateral Account amounts, if any, received by Bank that Bank reasonably determines are proceeds of the Accounts (provided that Bank is under no obligation to do so and this allowance shall in no event relieve Borrower of its obligations hereunder).”

2.6 Section 6.3 (Accounts Receivable). Subsection (e) of Section 6.3 is deleted in its entirety and replaced with the following:

“(e) Verifications; Confirmations; Credit Quality; Notifications. Bank may (i) prior to the occurrence and continuance of an Event of Default, verify and confirm directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose, and upon the occurrence and during the continuance of an Event of Default, notify any Account Debtor of Bank’s security interest in such Account and/or (ii) upon the occurrence and during the continuance of an Event of Default, conduct a credit check of any Account Debtor to approve any such Account Debtor’s credit.”

2.7 Section 6.14 (Online Banking). Section 6.14 is hereby inserted immediately following Section 6.14:

“6.14 Online Banking. Utilize Bank’s online banking platform for all matters requested by Bank which shall include, without limitation (and without request by Bank for the following matters), uploading information pertaining to Accounts and Account Debtors, requesting approval for exceptions, and requesting Credit Extensions (provided, that Borrowing Base Reports, Monthly Financial Statements, Compliance Certificates, and certain other financial reports required to be delivered pursuant to Section 6.2 of this Agreement shall be delivered to Bank by electronic mail).”

2.8 Section 8.2(a) (Covenant Default). Section 8.2(a) is amended in its entirety and replaced with the following:

“(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.7, 6.8, 6.9, 6.10(b), 6.12, 6.13, or violates any covenant in Section 7; or”

2.9 Section 13 (Definitions). The following new terms and their definitions are inserted alphabetically in Section 13.1:

“Bankers Trust DACA” means that certain Deposit Account Control Agreement dated as of November 24, 2014, as such agreement may be amended, modified, amended and restated, or replaced from time to time, by and among Borrower, Bank, and Bankers Trust with respect to Borrower’s accounts identified therein.

“Borrowing Base Report” is that certain report of the value of certain Collateral in the form attached hereto as Exhibit C.

“Controlled Cash Collateral Account” has the meaning set forth in Section 6.3(c).

“SVB Cash Collateral Account” has the meaning set forth in Section 6.3(c).

2.10 Section 13 (Definitions). The following defined terms set forth in Section 13.1 are deleted in their entirety:

“Cash Collateral Account” is defined in Section 6.3(c).

“Transaction Report” is that certain report of transactions and schedule of collections on the Bank’s standard form.

2.11 Compliance Certificate (Exhibit B). The Compliance Certificate

attached to the Loan Agreement as Exhibit B is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

2.12 Borrowing Base Report (Exhibit C). The Borrowing Base Report in the form of Exhibit C attached hereto is inserted in the Loan Agreement immediately following Exhibit B thereof.

3. Consent to Transactions. Borrower has notified Bank that Borrower has formed Workiva Holdings Limited, a company formed under the laws of England and Wales with registration number 10739503 (“UK Holdco”), and a wholly-owned Subsidiary of Workiva (the “Subsidiary Formation”). Borrower has also notified Bank that Workiva intends to transfer all of its ownership interest in each of Workiva Canada ULC, Workiva Netherlands B.V., and Workiva UK Limited, to UK Holdco whereupon each such entity will be a wholly-owned subsidiary of UK Holdco (collectively, the “Transfer”). In addition, Borrower has notified Bank that it intends to dissolve Workiva Brasil Relatorios Empresarias Online LTDA, a wholly-owned Subsidiary of Workiva, and transfer its assets to a Borrower (the “Dissolution”; the Subsidiary Formation, the Transfer and the Dissolution are collectively referred to as the “Transactions”). Borrower acknowledges that the Transactions are prohibited under the terms of the Loan Agreement and require Bank consent. Accordingly, notwithstanding anything to the contrary contained in Section 6.12 (Formation or Acquisition of Subsidiaries), Section 7.1 (Dispositions), or Section 7.7 (Distributions; Investments) of the Loan Agreement, subject to the terms and conditions set forth in Section 10 of this Agreement, Bank consents to the Transactions; provided, however, as a condition to such consent, (i) no Default or Event of Default shall have occurred prior to or immediately after the consummation of the Transactions; and (ii) Borrower shall provide Bank with evidence of the Dissolution, and in connection therewith, the transfer of assets to a Borrower. The following consent applies only to the Transactions and is not a consent to or waiver of any subsequent application of the same provisions of the Loan Agreement, nor is it a waiver of any breach of any other provision of the Loan Agreement and the other Loan Documents. The foregoing consent does not establish a course of dealing upon which Borrower may rely on in the future.

4. Limitation of Amendments.

4.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Ratification of Perfection Certificate. Except as affected by the terms of the Transaction, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of April 5, 2016, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

7. No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the

Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Effectiveness. This Amendment shall be deemed effective upon the following:

10.1 the due execution and delivery to Bank of this Amendment by each party hereto;

10.2 an amendment to that certain Amended and Restated Stock Pledge Agreement dated as of the Effective Date to incorporate the pledge by Borrower of the equity interests of the UK Holdco owned by Workiva, together with the original share certificate issued to Workiva and a stock power or similar instrument in connection therewith;

10.3 Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment; and

10.4 such other documents as Bank may reasonably request.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank	Workiva Inc.

By: /s/ Heather LaFreniere	By: /s/ Martin J. Vanderploeg
Name: Heather LaFreniere	Name: Martin J. Vanderploeg
Title: Director	Title: Chief Operating Officer

Workiva International LLC

By: /s/ Martin J. Vanderploeg
Name: Martin J. Vanderploeg
Title: Vice President

[Signature page to Consent and Fifth Amendment to Loan and Security Agreement]

EXHIBIT B
COMPLIANCE CERTIFICATE

TO:  SILICON VALLEY BANK     Date:
__________________
FROM:  WORKIVA INC. and WORKIVA INTERNATIONAL LLC

The undersigned authorized officer of Workiva Inc. and Workiva International LLC (each and together, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

1

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings & Deferred Revenue	Quarterly within 45 days	Yes No
Borrowing Base Report	Monthly within 30 days (Quarterly within 45 days if no outstanding Credit Extensions)	Yes No
Projections	FYE within 60 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)______________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity	$5,000,000	$	Yes No
Minimum Recurring Revenue	See Sec 6.9(b)	$	Yes No

        The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

WORKIVA INC.	BANK USE ONLY
WORKIVA INTERNATIONAL LLC	Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________
By: _________________________
Name: _________________________	Verified: ________________________
Title: _________________________	AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No

2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I. Liquidity (Section 6.9(a))

Required: $5,000,000

A.	Unrestricted cash and Cash Equivalents at Bank or in Deposit Accounts or Securities Accounts subject to a Control Agreement in favor of Bank	$_

B.	Availability Amount	$_

C.	Liquidity (line A plus line B)	$_

Is line C equal to or greater than $5,000,000?

_______ No, not in compliance     _______ Yes, in compliance

1

II. Minimum Recurring Revenue to Plan (Section 6.9 (b))

Required: As of the last day of each quarter on a trailing three (3) month basis, Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for such quarter shall not be less than the greater of (i) eighty percent (80%) of Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for such quarter as outlined in Borrower’s business plan approved by its board of directors or (ii) Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for the prior quarter.

Actual:

A.	Recurring Revenue	$_

Is the value of line A at least equal to the greater of (i) eighty percent (80%) of the value projected for consolidated Recurring Revenue in Borrower’s and its Subsidiaries business plan or (ii) Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for the prior quarter?

_______ No, not in compliance     _______ Yes, in compliance

EXHIBIT C

Form of Borrowing Base Report

[To be provided by Bank]